UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2009

HARTMARX CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8501	36-3217140
(Commission File Number)	(IRS Employer Identification No.)

101 North Wacker Drive
Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 372-6300
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement.

On July 31, 2009, Hartmarx Corporation (the “Company”), fifty of its wholly-owned United States subsidiaries (collectively with the Company, the “Sellers”) and Coppley Apparel Group Limited, the Company’s wholly-owned Canadian subsidiary (“Coppley”), entered into the First Amendment to Amended and Restated Asset Purchase Agreement (the “First Amendment”) with Emerisque Brands UK Limited and SKNL North America, B.V. (collectively, the “Purchasers”), and, for certain purposes only, S. Kumars Nationwide Limited.

The First Amendment amended the Amended and Restated Asset Purchase Agreement (the “Asset Purchase Agreement”) to, among other things, (i) increase the purchase price for the sale to Purchasers of substantially all of Sellers’ assets to an amount equal to the balance of outstanding obligations under the Sellers’ and Coppley’s loan and security agreement with Wachovia Capital Finance Corporation (Central), in its capacity as agent, and the lenders party thereto, on the business day immediately preceding the closing of the transactions contemplated by the Asset Purchase Agreement, (ii) increase the amount of certain liabilities to be assumed by Purchasers and (iii) provide for the payment of $335,000 to Sellers by Purchasers in order to assist with the administration and wind down of Sellers’ bankruptcy estates following closing of the transactions contemplated by the Asset Purchase Agreement.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 to this report.

Item 9.01           Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1
First Amendment to Amended and Restated Asset Purchase Agreement, dated as of July 31, 2009, by and among Hartmarx Corporation, fifty of its wholly-owned United States subsidiaries, Coppley Apparel Group Limited, its wholly-owned Canadian subsidiary, Emerisque Brands UK Limited, SKNL North America, B.V., and, for certain purposes only, S. Kumars Nationwide Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTMARX CORPORATION

/s/ Taras R. Proczko
Taras R. Proczko
Executive Vice President

Dated: August 6, 2009

EXHIBIT LIST

Exhibit No.	Description
10.1
First Amendment to Amended and Restated Asset Purchase Agreement, dated as of July 31, 2009, by and among Hartmarx Corporation, fifty of its wholly-owned United States subsidiaries, Coppley Apparel Group Limited, its wholly-owned Canadian subsidiary, Emerisque Brands UK Limited, SKNL North America, B.V., and, for certain purposes only, S. Kumars Nationwide Limited